SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement
   [  ] Confidential, for use of the Commission Only (as permitted by
        Rule 14a-6(3)(2))
   [X]  Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                            BADGER PAPER MILLS, INC.
                (Name of Registrant as Specified in its Charter)

                       ___________________________________
     (Name of person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

   [  ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        2)   Form Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                            BADGER PAPER MILLS, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 10, 1998

   To the Shareholders of Badger Paper Mills, Inc.:

   NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Badger Paper Mills, Inc. will be held on Tuesday, March 10, 1998, at 10:00 a.m., local time, at the Best Western Riverfront Inn, 1821 Riverside Ave., Marinette, Wisconsin, for the following purposes:

   1. To consider and act on a shareholder proposal from a group of shareholders controlled by James D. Azzar (the "Azzar Group") to approve the restoration of voting power pursuant to Section 180.1150 of the Wisconsin Business Corporation Law, if such proposal is presented at the meeting.

   2. To consider and act on any other business as may properly come before the meeting or any adjournment or postponement thereof.

   The close of business on February 2, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

   A proxy for the meeting and a proxy statement are enclosed herewith.

                            By Order of the Board of Directors
                            BADGER PAPER MILLS, INC.


                            Miles L. Kresl, Jr.
                            Corporate Secretary


   Peshtigo, Wisconsin

   February 27, 1998

   YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY HOW YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                            BADGER PAPER MILLS, INC.
                              200 West Front Street
                         Peshtigo, Wisconsin  54157-0149



                                 PROXY STATEMENT
                                       For
                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 10, 1998


             This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Badger Paper Mills, Inc. (the "Company") beginning on or about February 27, 1998, in connection with a solicitation of proxies by the Board for use at the Special Meeting of Shareholders to be held on Tuesday, March 10, 1998, at 10:00 a.m., local time, at the Best Western Riverfront Inn, 1821 Riverside Ave., Marinette, Wisconsin, and all adjournments or postponements thereof (the "Special Meeting") for the purposes set forth in the attached Notice of Special Meeting of Shareholders.

             Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Special Meeting and to vote in person. Presence at the Special Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing at or before the Special Meeting.

             A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted (i) "AGAINST" the shareholder proposal to restore voting power to the Azzar Group, and (ii) on such other business or matters which may properly come before the Special Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the proposed shareholder resolution, the Board has no knowledge of any other matters to be presented for action by the shareholders at the Special Meeting.

             Only holders of record of the Company's common stock, no par value (the "Common Stock"), as of the close of business on February 2, 1998, are entitled to vote at the Special Meeting. On that date, the Company had outstanding and entitled to vote 1,951,855 shares of Common Stock, each of which is entitled to one vote per share.

                             PRINCIPAL SHAREHOLDERS

             The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 2, 1998 by: (i) each director; (ii) the executive officers required to be named in the Summary Compensation Table set forth in the Proxy Statement distributed in connection with the 1997 Annual Meeting of shareholders; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the class of Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned.

                                        Shares of             Percent of
                                      Common Stock           Common Stock
      Name of Beneficial Owner     Beneficially Owned     Beneficially Owned

    Claude L. Van Hefty,                   9,931(1)
    Director, President and                                       *

    Chief Executive Officer . .

    Mark D. Burish, Director  .           12,489

    Thomas J. Kuber, Director .           20,879                  *

    James L. Kemerling,                    2,469                  *
    Director  . . . . . . . . .

    John R. Peterson, Director             1,266                  *

    Ralph D. Searles, Director             2,269                  *

    All directors and executive
    officers as a group (11               61,775(2)          3.2%
    persons)  . . . . . . . . .

    Walter F. Adrian  . . . . .          112,000(3)          5.7%

    James D. Azzar  . . . . . .          276,864(4)         14.2%

    Edwin A. Meyer, Jr. . . . .          337,074(5)         17.3%

    Bennie C. Burish  . . . . .          101,048(6)          5.2%
   ____________________________
   *Denotes less than 1%.

   (1) Amounts shown include 2,000 shares of Common Stock owned by Mr. Van Hefty and Karen J. Van Hefty, Mr. Van Hefty's wife, as joint tenants as to which they share voting and investment power, and 5,431 shares allocated to Mr. Van Hefty's account under the Company's Profit Sharing Plan and Trust for Non-Union Employees.

   (2) In the aggregate, directors and executive officers have sole voting and dispositive power with respect to 52,807 shares and in the aggregate, directors and executive officers have shared voting and dispositive power with respect to 7,768 shares. One executive officer has sole voting rights only with respect to 1,200 shares.

   (3) The share amount listed is from the Schedule 13G dated April 17, 1995 filed with the Securities and Exchange Commission and the Company. Mr. Adrian's address is 201 Emery Avenue, South, Peshtigo, Wisconsin 54157.

   (4) According to a report of beneficial ownership on an amended Schedule 13D dated September 18, 1997, James D. Azzar ("Azzar"), Bomarko, Inc. ("Bomarko") and Extrusions Division, Inc. ("EDI") (collectively referred to as the "Azzar Group") constitute a "group" with respect to the acquisition of Common Stock. Of the reported shares, 276,664 are owned by Bomarko and 200 are owned by EDI. Azzar is deemed to beneficially own all of such shares in his capacity as chairman of the board, chief executive officer and director of, and investor in, Bomarko, and president, sole director and sole shareholder of EDI. Azzar's address is 208 Pioneer Club Road, East Grand Rapids, Michigan 49506. The address of Bomarko's principal office is North Oak Road, P.O. Box K, Plymouth, Indiana 46563. The address of EDI's principal office is 208 Pioneer Club Road, East Grand Rapids, Michigan 49506.

   (5) Amounts shown include 55,510 shares as to which Mr. Meyer has voting rights but disclaims beneficial ownership. Mr. Meyer's address is 7255 Cortland Circle, Egg Harbor, Wisconsin 54209.

   (6) The share amount listed is from the Schedule 13G dated April 26, 1995 filed with the Securities and Exchange Commission and the Company. Mr. Burish's address is 352 Brown Avenue, Peshtigo, Wisconsin 54157.


                SHAREHOLDER PROPOSAL TO RESTORE FULL VOTING POWER

             Under Section 180.1150 of the Wisconsin Business Corporation Law ("WBCL"), the voting power of shares of Common Stock held by any person, or group acting in concert, in excess of 20% of the aggregate of all shares eligible to vote in the election of Company directors is limited in voting on any matter to 10% of the full voting power of such excess shares, unless Company shareholders have voted to restore full voting power. Shares held or acquired under certain circumstances are excluded from the application of Section 180.1150, but such exceptions are not relevant in the matter being voted upon. If a shareholder requests a meeting of shareholders to consider and act upon a proposal to restore full voting power of shares and such shareholder meets certain conditions, then the Board must call such a meeting.

             In late February 1996, the Company received a shareholder resolution and notice pursuant to Section 180.1150 from the Azzar Group. Pursuant to the WBCL, the Azzar Group requested that a shareholder resolution restoring full voting power to the Azzar Group be submitted to a vote of the shareholders at the 1996 Annual Meeting. The Board submitted the resolution at the 1996 Annual Meeting and the resolution was defeated by the Company's shareholders, with 1,233,130 shares or approximately 72.7% of the shares voting against the resolution, 456,228 shares or approximately 26.9% of the shares voting in favor of the resolution, and 7,577 shares abstaining.

             On December 13, 1996, the Company received another shareholder resolution and notice pursuant to Section 180.1150 from the Azzar Group. Pursuant to the WBCL, the Azzar Group requested that the following shareholder resolution be submitted to a vote of the shareholders and that a special meeting of shareholders be held. The Board called a special meeting of shareholders that was held on January 23, 1997, and the resolution was again defeated by the Company's shareholders, with 1,166,087 shares or approximately 72.4% of the shares voting against the resolution, 416,176 shares or approximately 25.9% voting in favor of the resolution and 27,701 shares or approximately 1.7% abstaining.

             On January 19, 1998, the Company received yet another shareholder resolution and notice pursuant to Section 180.1150 from the Azzar Group. Pursuant to the WBCL, the Azzar Group has requested that the following shareholder resolution be submitted to a vote of the shareholders and that the Special Meeting be held. Therefore, as provided by the WBCL, the Board is once again required to call the Special Meeting and prepare these proxy materials, which include the resolution and notice in the exact form they were received from the Azzar Group. The Board is not obligated under Section 180.1150 to present the Azzar Group's proposal at the Special Meeting, so unless the Azzar Group or another shareholder properly present the proposal at the Special Meeting, the Special Meeting will be adjourned with no business presented.

   Notice of Proposed Resolution

                            "BADGER PAPER MILLS, INC.

                  NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS

        To:       The Directors and Shareholders of Badger Paper Mills,
                  Inc.

        From: James D. Azzar Bomarko, Inc. and Extrusions Division, Inc. (collectively the "Azzar Group")

                  PLEASE TAKE NOTICE that the Azzar Group, currently the beneficial owners of approximately 14.2% of the outstanding issue in the corporation, pursuant to Wisconsin Statutes 180.1150(4) specifically request a special meeting of shareholders for purposes of obtaining relief from the provisions of Wisconsin Statutes 180.1150(2) and specifically request that the shareholders vote to restore regular voting power to any and all shares of stock in Badger Paper Mills, Inc. obtained by the Azzar Group, including all shares in excess of 20% of the outstanding shares of the corporation as permitted by Wisc. Statutes Section 180.1150.

                  This notice and proposed resolution are submitted under Wis. Stats. Section 180.1150(4). The Azzar Group, with funds of Bomarko, Inc., Extrusions Division, Inc. and James D. Azzar may purchase additional shares in the corporation. These shares would be held for investment purposes. The "Azzar Group" has no intention of liquidating the corporation, selling substantial assets of the corporation, changing the location of the corporation, or making any material changes in the business or structure of the company.

                                 James D. Azzar"

   Shareholder Resolution

                  The Azzar Group is expected to offer the following resolution for consideration by shareholders at the Special
        Meeting:

                  "WHEREAS, James D. Azzar, Bomarko, Inc., and
        Extrusions Division (collectively referred to as the "Azzar Group"), currently are the beneficial owners of 276,864 shares of the common stock of Badger Paper Mills representing approximately 14.2% of the outstanding common stock in the corporation; and

                  WHEREAS, the Azzar Group may desire to purchase additional common stock in the corporation exceeding 20%; and

                  WHEREAS, the Azzar Group has requested that the shareholders be called to a special meeting to vote on restoration of full voting rights to all stock held by the Azzar Group in excess of 20% of the outstanding issue of the corporation;

                  NOW, THEREFORE, the shareholders of record of Badger Paper Mills, Inc. by a majority vote, resolve to restore full and regular voting power to any and all stock in Badger Paper Mills, Inc. owned by the Azzar Group, including those shares which exceed 20% of the outstanding stock in the corporation, as permitted by Wisc. Stats. 180.1150(4)."

   Board's Statement of Position Against Proposal

             THE BOARD UNANIMOUSLY RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE "AGAINST" THIS SHAREHOLDER PROPOSAL. The Azzar Group has, for the third time, submitted a shareholder proposal to exempt its shareholdings from an
   important provision of Wisconsin corporate law.   This shareholder
   proposal is the latest in a series of Azzar Group actions that the Board believes are intended to exert control over Badger's affairs.

             This Azzar Group proposal seeks to restore full voting power to any shares of Common Stock owned by the Azzar Group in excess of 20% of the class of Common Stock. The Azzar Group currently owns approximately 14.2% of the class of Common Stock, and it is reasonable to assume that the Azzar Group will acquire additional shares if it prevails on this shareholder proposal.

             Section 180.1150, as enacted by the Wisconsin legislature, protects shareholders, particularly minority shareholders, of a Wisconsin corporation from a shareholder holding greater than 20% of such corporation's common stock. This statutory provision limits the voting power of any single shareholder or shareholder group by substantially reducing the voting rights for shares held in excess of the 20% threshold.

             Today, no single Company shareholder owns more than 20% of the class of Common Stock. A diverse shareholder base, such as that which the Company enjoys today, protects small shareholders from the damage done by the "creeping takeover" a single shareholder or shareholder group wielding substantial or controlling voting power.

             The Azzar Group proposal has been rejected twice by Company shareholders in the past two years, and each time by a wide margin. In both cases holders of more than 72% of the Common Stock voted against this
   Azzar Group proposal.   For a third time the Company requests your
   assistance in defeating this Azzar Group proposal.

   The Board's Recommendation

             THE BOARD UNANIMOUSLY RECOMMENDS VOTING "AGAINST" THE SHAREHOLDER PROPOSAL. For the reasons identified above under the caption "Board's Statement of Position Against Proposal," the Board believes that the accumulation of voting rights in excess of 20% by any one shareholder or group of shareholders is contrary to the best interests of the Company and its shareholders. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "AGAINST" THE SHAREHOLDER PROPOSAL.

   Vote Required

             The number of votes cast "FOR" the shareholder proposal at the Special Meeting must exceed the number of votes cast "AGAINST" the shareholder proposal to approve the shareholder proposal. Consequently, abstentions and broker nonvotes have no impact on the approval or disapproval of the proposed resolution.

                                  MISCELLANEOUS

   Shareholder Proposals

             In order to be entitled to submit proposals to be considered at the Company's annual meeting a shareholder must be a record or beneficial owner of at least 1% or $1,000 in market value of Common Stock at the time the proposal is submitted, shall have held such Common Stock for at least one year, and shall continue to own such Common Stock through the date on which the annual meeting is held. Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 1998 Annual Meeting must have been received by the Company by the close of business on December 8, 1997. Although the deadline for submission of proposals for the 1998 Annual Meeting has passed, prior to the deadline and in addition to the shareholder proposal described in this proxy statement, the Azzar Group submitted a shareholder proposal which will be taken up at the Company's 1998 Annual Meeting, unless withdrawn by the Azzar Group prior to such meeting.

                  The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

                                 By Order of the Board of Directors
                                 BADGER PAPER MILLS, INC.


                                 Miles L. Kresl, Jr.
                                 Corporate Secretary

   February 27, 1998

                                     [FRONT]

                               BADGER PAPER MILLS, INC.                 PROXY

   This Proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders to be held on March 10, 1998.
   The undersigned hereby appoints Claude L. Van Hefty and Mark D. Burish, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Badger Paper Mills, Inc., held of record by the undersigned on February 2, 1998, at the special meeting of shareholders to be held March 10, 1998 at 10:00 a.m. (Central Time) at the Best Western Riverfront Inn, Marinette, Wisconsin, and any adjournment or postponement thereof.

   THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "AGAINST" THE SHAREHOLDER RESOLUTION IN ITEM 1 AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES NAMED HEREIN.

   YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)


                                     [BACK]

                            BADGER PAPER MILLS, INC.

   Please mark vote in oval in the following manner using dark ink only. [ X ]

   1.   SHAREHOLDER RESOLUTION TO     [__] FOR  [__] AGAINST  [__] ABSTAIN
        RESTORE FULL VOTING POWER.

   2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                           Please sign exactly as name
                                           appears below.  When shares are
                                           held by joint tenants, both should
                                           sign.  When signing as attorney,
                                           as executor, administrator,
                                           trustee or guardian, please give
                                           full title as such.  If a
                                           corporation, please sign in full
                                           corporate name by President or
                                           other authorized officer.  If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.

                                           [__]      Please check here if you
                                                     plan to attend the
                                                     special meeting in
                                                     person.

                                           Dated ______________________, 1998




                                                Signature


                                                Signature, if held jointly